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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Identix Incorporated (the "Company") on Form 10-K for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Joseph J. Atick, President and Chief Executive Officer of the Company, and Erik E. Prusch, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





         /s/ Joseph J Atick                            Date: September 12, 2003
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         Joseph J. Atick, Chief Executive Officer


         /s/ Erik E. Prusch                            Date: September 12, 2003
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         Erik E. Prusch, Chief Financial Officer